EXHIBIT 99.1

AMENDED AND RESTATED DIVIDEND REINVESTMENT PLAN

The Plan was adopted by our board of directors. The following questions and answers explain and constitute the Plan. Stockholders who do not participate in the Plan will receive cash dividends in the usual manner, as and when declared by our board of directors and paid by us.

You should carefully consider the matters described or incorporated by reference in the Registration Statement on Form S-3 filed with the Securities and Exchange Commission on March 11, 2011 (Registration Number 333-172795) and any amendments and supplements thereto (the “Registration Statement”), as well as the matters described under “Risk Factors,” “Where You Can Find More Information” and “Certain Advantages and Disadvantages of Participating in the Plan.” therein, before making an investment decision.   In addition, see the section entitled “United States Federal Income Tax Considerations” in the Registration Statement for a discussion of certain federal income tax consequences applicable to participation in the Plan.

1. What is the purpose of the Plan?

The primary purpose of the Plan is to provide eligible holders of common stock (“Participants”) with a convenient method of increasing their investment in our company by investing cash dividends on their common stock in additional common stock, without payment of any brokerage commission or service charge, to the extent shares are acquired directly from us. See Question 3 for a description of the holders who are eligible to participate in the Plan.

Participants may elect to have cash dividends paid on all or a portion of their common stock automatically reinvested in additional common stock under the Plan.

The Plan will enable Participants to reinvest up to 100% of their dividends under the Plan because the Plan credits Participants’ accounts with fractional shares.

Common stock purchased under the Plan may be directly issued by us or purchased by the Plan administrator in the open market or in privately negotiated transactions from parties other than us, using Participants’ funds, or by a combination of the foregoing, in each case at our option.

Cash dividends are paid on the common stock when and as declared by our board of directors. Record and payment dates for dividends on our common stock are publicly announced in press releases available on our web site at www.ggp.com. We expect that the declaration date for a quarterly dividend on the common stock will precede the corresponding payment date by approximately two to four weeks. However, we cannot give any assurance that we will pay dividends according to any particular schedule, in any particular amounts, or at all, and the Plan shall not be construed as an obligation of us to do so or as a guarantee of future dividends.

2. Who administers the Plan?

American Stock Transfer and Trust Company LLC, which we refer to as the Plan Administrator, administers the Plan.  The Plan Administrator keeps records, sends statements of account to Participants and performs other duties relating to the Plan. See Questions 9 and 10 for information concerning reports to Participants. Shares of common stock purchased under the Plan are issued in the name of the Plan Administrator or its nominee, as agent for the Participants. As record holder of the shares held in Participants’ accounts under the Plan, the Plan Administrator will receive dividends on all shares held by it on the applicable record date, will credit such dividends to the Participants’ accounts on the basis of whole and fractional shares held in such accounts, and will reinvest dividends in common stock as directed by each Participant. The Plan Administrator makes the purchases of common stock with reinvested dividends under the Plan. The Plan Administrator also currently acts as dividend disbursing agent, transfer agent and registrar for the common stock. The Plan Administrator may be reached at the following address and telephone number to obtain information about the Plan:

For Inquiries:

American Stock Transfer and Trust Company LLC

Attention: GGP Dividend Reinvestment Plan

Shareholder Services

6201 15th Avenue

Brooklyn, NY 11219

For Transaction Processing:

American Stock Transfer and Trust Company LLC

Attention: GGP Dividend Reinvestment Plan

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

U.S. & Canada:  (866) 627-2643

International Telephone Inquiries:  (718) 921-8200

For the Hearing Impaired (TDD):  (718) 921-8386 or (866) 703-9077

Participants should include their Investor ID and a reference to GGP in any correspondence.

You can enroll in the Plan, obtain information, and perform certain transactions on your account on-line via American Stock Transfer and Trust Company LLC at www.amstock.com.

In order to access your account through the internet you will need to know your 10-digit AST account number and your social security number.  Your account number can be found on your dividend checks and your dividend reinvestment statements.  You can also request a PIN number online at www.amstock.com; please follow the prompts on the sign-in screen to obtain a PIN number.

For added security, to safeguard your assets, the Plan Administrator requires you to authenticate when you register to access your account online.  If you are a U.S. resident, you may authenticate your identity online by answering a series of questions.  For international stockholders participating in the Plan, you will need to apply for a PIN number online at www.amstock.com.  Click on “Shareholder Access”.  Under the sign on screen for the PIN number, select the first bullet and follow the instructions.  A PIN number will be mailed to you within seven to ten business days.

The information on or linked to the Plan Administrator’s web site is not a part of and is not incorporated by reference into this prospectus.

In the event that the Plan Administrator resigns or otherwise ceases to act as plan administrator, we will appoint a new plan administrator to administer the Plan.

3. Participation in the Plan:

For purposes of this section, responses will generally be based upon the method by which the holder holds his, her or its common stock. Generally, holders are either Record Owners or Beneficial Owners. A “Record Owner” is a holder who owns common stock in his, her or its own name. A “Beneficial Owner” is a holder who beneficially owns common stock that are registered in a name other than his, her or its own name (for example, the shares are held in the name of a broker, bank or other nominee). A Record Owner may participate directly in the Plan, whereas a Beneficial Owner will have to either become a Record Owner by having common stock transferred into his, her or its own name or coordinate his, her or its participation in the Plan through the broker, bank or other nominee in whose name the Beneficial Owner’s shares are held. If a Beneficial Owner who desires to become a Participant encounters difficulties in coordinating his or her participation in the Plan with his or her broker, bank or other nominee, he or she should call the Plan Administrator at (866) 627-2643.

3.1. Who is eligible to participate in the Plan?

All Record Owners or Beneficial Owners of at least one share of common stock are eligible to participate in the Plan. A Record Owner may participate directly in the Plan. A Beneficial Owner must either become a Record Owner by having common stock transferred into his, her or its own name or arrange with the broker, bank or other nominee who is the record holder to participate on his, her or its behalf.

To facilitate participation by Beneficial Owners, we have made arrangements with the Plan Administrator to reinvest dividends, on a per dividend basis, by record holders such as brokers, banks and other nominees, on behalf of beneficial owners. See Question 3.2.

We may decide not to allow an individual or entity to participate in the Plan for any reason or no reason, and we reserve the right to modify, suspend or terminate participation in the Plan by otherwise eligible stockholders for any reason.

Stockholders should be aware that there are limitations applicable to ownership of their common stock relating to our status as a real estate investment trust, or REIT, for U.S. federal income tax purposes. Specifically, unless approved by our board of directors, a Participant may not acquire ownership of common stock (through the Plan or otherwise) in excess of the Ownership Limit referred to below.  All common stock is subject to transfer restrictions as described below and, without limiting our other rights, we reserve the right to modify, suspend or terminate participation in the Plan by any stockholder as we may deem appropriate in connection with enforcing the Ownership Limit.

We have elected to be treated as a REIT for U.S. federal income tax purposes. Generally, for us to qualify as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), for a taxable year, the following conditions (among others) must be satisfied: (a) not more than 50% in value of our outstanding capital stock may be owned, directly or indirectly, by five or fewer individuals, as defined in the Code to include certain entities, at any time during the last half of a taxable year; (b) our capital stock must be beneficially owned, without regard to any rules of attribution of ownership, by 100 or more persons during at least 335 days of a taxable year of 12 months or during a proportionate part of a shorter taxable year; and (c) certain percentages of our gross income and assets must be from particular activities and types of assets. Accordingly, our certificate of incorporation (the “Charter”) contains provisions which limit the value of our outstanding capital stock that may be owned by any stockholder. We refer to this limit as the “Ownership Limit.”

Subject to certain exceptions, the Ownership Limit provides that no stockholder may own, or be deemed to own by virtue of the applicable attribution provisions of the Code, more than the Ownership Limit. The Ownership Limit is set at 9.9% of the number or value, whichever is more restrictive, of our outstanding shares of capital stock.  Generally, except to the extent our board of directors waives the Ownership Limit in certain circumstances, if shares of capital stock in excess of the Ownership Limit are issued or transferred to any person, such issuance or transfer shall be null and void and the intended transferee will acquire no rights to such shares. The Charter provides that, subject to limited exceptions, upon a transfer or other event that results in a person owning (either directly or by virtue of the applicable attribution rules) capital stock in excess of the applicable Ownership Limit (“Excess Shares”), such person (“Prohibited Owner”) will not acquire or retain any rights or beneficial economic interest in such Excess Shares. Rather, the Excess Shares will be automatically transferred to a person or entity unaffiliated with and designated by us to serve as trustee of a trust for the exclusive benefit of a charitable beneficiary to be designated by us within five days after the discovery of the transaction which created the Excess Shares. The trustee shall have the exclusive right to designate a person who may acquire the Excess Shares without violating the applicable ownership restrictions (“Permitted Transferee”) to acquire any and all of the shares held by the trust. The Permitted Transferee must pay the trustee valuable consideration (whether in a public or private sale) for the Excess Shares. The trustee shall pay to the Prohibited Owner the lesser of (A) the value of the shares at the time they became Excess Shares and (B) the price received by the trustee from the sale of the Excess Shares to the Permitted Transferee. The beneficiary will receive the excess of (x) the sale proceeds from the transfer to the Permitted Transferee over (y) the amount paid to the Prohibited Owner, if any, in addition to any dividends paid with respect to the Excess Shares.

3.2. How does an eligible stockholder participate?

Record Owners may join the Plan by completing and signing the enrollment form available from the Plan Administrator (the “Enrollment Form”) and returning it to the Plan Administrator. Enrollment Forms may be obtained at any time by written request to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or by telephoning the Plan Administrator at (866) 627-2643.  Record Owners also may enroll in the Plan online by visiting the Plan Administrator’s web site, www.amstock.com, and following the instructions provided.

Beneficial Owners who wish to join the Plan must instruct their broker, bank or other nominee to complete and sign the Enrollment Form included with the Plan and coordinate with the applicable securities depository to provide the Plan Administrator with the information necessary to allow the Beneficial Owner to participate in the Plan.

If a Record Owner or the broker, bank or other nominee on behalf of a Beneficial Owner submits a properly executed Enrollment Form without electing an investment option, such Enrollment Form will be deemed to indicate the intention of such Record Owner or Beneficial Owner, as the case may be, to apply all cash dividends toward the purchase of additional common stock. See Question 3.3 for investment options.

3.3. What does the Enrollment Form provide?

The Enrollment Form appoints the Plan Administrator as agent for the Participant and directs us to pay to the Plan Administrator each Participant’s cash dividends on all or a specified number of shares of common stock owned by the Participant on the applicable record date (“Participating Shares”), as well as on all whole and fractional shares of common stock credited to a Participant’s Plan account (“Plan Shares”). The Enrollment Form directs the Plan Administrator to purchase on the Investment Date (as defined in Question 4) additional common stock with such dividends. Dividends will continue to be reinvested on the number of Participating Shares and on all Plan Shares until the Participant withdraws from the Plan (see Questions 13 and 14), we terminate his, her or its participation in the Plan, or we terminate the Plan.

The Enrollment Form provides for the purchase of additional common stock through the following investment options:

(1)   If the “Full Dividend Reinvestment” option is elected, the Plan Administrator will apply all cash dividends on all common stock then or subsequently registered in the Participant’s name, and all cash dividends on all Plan Shares, toward the purchase of additional common stock.

(2)   If the “Partial Dividend Reinvestment” option is elected, the Plan Administrator will apply the cash dividends on a specified number of the Participant’s shares of common stock to purchase additional common stock. The Participant will be entitled to receive cash dividends on the remaining common stock, if, as and when declared by our board of directors. Cash dividends will be remitted to the Participant by check or automatic deposit to a bank account he or she has designated.

Each Participant may select either of these options. If a Participant returns a properly executed Enrollment Form to the Plan Administrator without electing an investment option, the Participant will be enrolled as having selected Full Dividend Reinvestment.  In addition, the Plan Administrator will not process your Enrollment Form if the form does not have the proper signature(s).

Participants may change their investment options through the Internet at www.amstock.com, by telephoning the Plan Administrator at (866) 627-2643 or by requesting a new Enrollment Form and returning the new completed Enrollment Form to the Plan Administrator at American Stock Transfer and Trust Company LLC, Attention: GGP Dividend Reinvestment Plan, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. See Question 4 for the effective date for changes in investment options.

3.4. Is partial participation possible under the Plan?

Yes. Record Owners or the broker, bank or other nominee for Beneficial Owners may designate on the Enrollment Form a number of shares for which dividends are to be reinvested. Dividends will thereafter be reinvested only on the number of shares specified, and the Record Owner or Beneficial Owner, as the case may be, will be entitled to receive cash dividends on the remaining shares of common stock, if, as and when declared by our board of directors.  Cash dividends will be remitted to the Participant by check or automatic deposit to a bank account he or she has designated.

3.5. When may an eligible stockholder join the Plan?

A Record Owner or Beneficial Owner may join the Plan at any time. If the Enrollment Form is received on or before the applicable record date for a dividend payment, the election to reinvest dividends will begin with that dividend payment. If the Enrollment Form is received later than the applicable record date, reinvestment of dividends will begin on the dividend payment date following the next record date if the Participant is still a stockholder of record. Once in the Plan, a Participant remains in the Plan until he or she withdraws from the Plan, we terminate his, her or its participation in the Plan or we terminate the Plan. See Questions 13 and 14 regarding withdrawal from the Plan.

4. When will dividends be reinvested under the Plan?

When common stock is purchased under the Plan, such purchases will be made on the “Investment Date.” The Investment Date with respect to common stock acquired directly from us in a dividend reinvestment will be the related dividend payment date as declared by our board of directors (unless such date is not a business day, in which case it will be the first business day immediately thereafter).  The Investment Date with respect to common stock acquired under the Plan in open market purchases or in privately negotiated transactions from parties other than us, will be a date no later than ten business days following the related dividend payment date declared by our board of directors.

When purchases are made by the Plan Administrator, such purchases may be made on any securities exchange where the shares are traded, in the over-the-counter market or by negotiated transactions, and may be subject to such terms with respect to price, delivery and other matters as agreed to by the Plan Administrator. No Participant shall have any authorization or power to direct the time or price at which shares will be purchased or the selection of the source, broker or dealer through or from whom purchases are to be made by the Plan Administrator.

If the Enrollment Form is received on or before the applicable record date for a dividend payment, the election to reinvest dividends will begin with that dividend payment. If the Enrollment Form is received later than the applicable record date, reinvestment of dividends will begin on the dividend payment date following the next record date if the Participant is still a stockholder of record.

Shares will be allocated and credited to Participants’ accounts as follows: (1) shares acquired from us will be allocated and credited as of the applicable Investment Date; and (2) shares purchased in open market purchases or in privately negotiated transactions from parties other than us will be allocated and credited as of the date on which the Plan Administrator completes the purchases of the aggregate number of shares to be purchased on behalf of all Participants with dividends to be reinvested.

No interest will be paid on dividends.

5. What will be the price to Participants of shares purchased under the Plan?

The price per share of common stock acquired directly from us in a dividend reinvestment under the Plan will be 100% (subject to change) of the average of the high and low sales prices, computed to four decimal places, of the common stock on the NYSE on the Investment Date (as defined in Question 4), or if no trading occurs in the common stock on the Investment Date, the average of the high and low sales prices for the first trading day immediately preceding the Investment Date for which trades are reported.

The price per share of common stock acquired through open market purchases or in privately negotiated transactions from parties other than us with reinvested dividends will be the weighted average of the actual prices paid, computed to four decimal places, for all of the common stock so purchased by the Plan Administrator with all Participants’ reinvested dividends for the related dividend. Additionally, each Participant will be charged a pro rata portion of any brokerage commissions or other fees or charges incurred by the Plan Administrator in connection with such purchases. No Participant shall have any authorization or power to direct the time or price at which shares will be purchased or the selection of the source, broker or dealer through or from whom purchases are to be made by the Plan Administrator.

6. How will the number of shares purchased for a Participant be determined?

A Participant’s account in the Plan will be credited with the number of shares, including fractions computed to three decimal places, equal to the total amount to be invested on behalf of such Participant divided by the purchase price per share as calculated pursuant to the methods described in Question 5, as applicable. The total amount to be invested will depend on the amount of any dividends paid on the number of Participating Shares and Plan Shares in such Participant’s Plan account and available for investment on the related Investment Date.

7. What is the source of common stock purchased under the Plan?

Plan Shares will be acquired either directly from us, in which event such shares will be authorized but unissued shares or treasury shares, or on the open market, or in privately negotiated transactions from parties other than us, or by a combination of the foregoing, at our option, after a review of current market conditions and our current and projected capital needs and such other factors as we deem relevant. In connection with each dividend, we will determine the source of the common stock to be purchased under the Plan and will notify the Plan Administrator of the same. Except as may be required by applicable law, neither we nor the Plan Administrator shall be required to provide any written notice to Participants as to the source of the common stock to be purchased under the Plan.

8. Are there any expenses to Participants in connection with their participation under the Plan?

Participants will have to pay a service charge and processing fees to sell Plan shares. See Question 14 for more information. In addition, Participants will bear a pro rata portion of any brokerage commissions or other fees or charges incurred by the Plan Administrator in connection with purchases under the Plan in the open market or in privately negotiated transactions from parties other than us. See Question 5. Participants will incur no brokerage commissions or service charges in connection with the reinvestment of dividends when common stock is acquired directly from us. We will pay the other costs of administration of the Plan.

9. How will Participants be notified of purchases through the Plan?

Each Participant in the Plan will receive a statement of his or her account following each purchase of additional shares. These statements are Participants’ continuing record of their purchases and should be retained for income tax purposes.

10. What kind of reports will be sent to Participants in the Plan?

In addition to the statements described in Question 9, Participants will receive copies of other communications sent to holders of the common stock, including our annual report to our stockholders, the notice of annual meeting and proxy statement in connection with our annual meeting of stockholders and Internal Revenue Service information for reporting dividends paid.

11. Will Participants’ Plan accounts be credited with pro rata dividends on fractions of shares?

Yes.

12. Will certificates be issued for shares purchased?

No. Our common stock is recorded by book-entry procedures and is not represented by stock certificates. As noted in response to Question 2, common stock under the Plan will be held in the name of the Plan Administrator or its nominee.

13. When may Participants withdraw from the Plan?

A Participant may withdraw all or a portion of their shares from the Plan at any time.  If the request to withdraw any or all shares from the Plan is received by the Plan Administrator three business days prior to any dividend record date set by our board of directors, then the applicable dividend in respect of the withdrawn shares will be paid out in cash to the participant.  If a Participant’s request for withdrawal from the Plan is received less than three business days prior to a dividend record date, then the applicable dividend will be reinvested.  However, all subsequent dividends will be paid out in cash on withdrawn shares unless the Participant re-enrolls such shares in the Plan.  Request for partial withdrawal does not terminate participation in the Plan.

14. How does a Participant withdraw from the Plan or sell shares in his or her Plan account?

Participation in the Plan is voluntary, and a Participant may withdraw from the Plan at any time by accessing his or her account through the Internet at the Plan Administrator’s web site, www.amstock.com, completing the information on the transaction form attached to the Plan statement or by giving telephone or written instructions to the Plan Administrator. Upon withdrawal from the Plan, the Plan Administrator will continue to hold your shares in book-entry form.

In connection with withdrawal from the Plan, a Participant may also request that the Plan Administrator sell all or part of the shares credited to his or her account in the Plan by the following method:

•                  Batch Order: A batch order is an accumulation of all sales requests by Participants which is submitted by the Plan Administrator as a single order. Batch orders are submitted on each market day, assuming there are sale requests to be processed. Sale instructions for batch orders received by the Plan Administrator will be processed no later than five trading days after the date on which the order is received (unless deferral is required under applicable federal or state laws or regulations), assuming the applicable market is open for trading and sufficient market liquidity exists.  A sales request received by the Plan Administrator in writing by 12 noon, by the internet or via toll free number by 4 pm will generally be sold the next business day shares are traded.  Depending on the number of shares being sold and current trading volume in the shares, sales may be executed in multiple transactions and may be traded on more than one day. In every case of a batch order sale, the sale price for each Participant shall be the weighted average sale price obtained by the Plan Administrator’s broker for the batch order processed by the Plan Administrator and executed by the broker, less a service charge per order and a processing fee per share sold.  The service charge for batch orders is currently $15.00 plus $0.12 per share sold.

All sales transactions are made through a broker. The broker will receive brokerage commissions in connection with such sales. Shares are sold on the exchange on which the common stock trades. The selling price will not be known until the sale is complete. A check for the proceeds of the sale of shares, less applicable taxes and fees/brokerage commissions, will generally be mailed to you by first class mail within four business days after the final trade settlement date.

If a Participant sells shares online at www.amstock.com, by telephone using the IVR system or via mail a check will be mailed on the settlement date, usually sale date plus three days, to the Participant’s address of record.

If a Participant wants to sell shares through the Participant’s broker, the Participant should request his or her broker to instruct the Plan Administrator to transfer shares electronically from the Participant’s account to his or her brokerage account.

Participants should be aware that the share price may fluctuate between the time a sale request is received by the Plan Administrator and the time the sale is made on the open market.  The Plan Administrator may, at its own discretion, accept written requests to revoke instructions.

Participants may elect to re-enroll in the Plan at any time by following the same procedures used to enroll initially. See Question 3.  However, the Plan Administrator may reject an Enrollment Form if a Participant has enrolled in and withdrawn from the Plan too often.

15. What happens if a Participant sells or transfers all of the shares registered in the Participant’s name?

If a Participant disposes of all shares registered in his or her name, and is not shown as a Record Owner on a dividend record date, the Participant may be terminated from the Plan as of such date and such termination treated as though a withdrawal notice had been received prior to the applicable record date.

16. Can we terminate your participation in the Plan?

Yes. We reserve the right to modify, suspend or terminate participation in the Plan by otherwise eligible holders of common stock.

17. What happens if we declare a dividend payable in shares or declare a share split?

Any dividend payable in shares and any additional shares distributed by us in connection with a share split, in respect of shares credited to a Participant’s Plan account, will be credited to the Participant’s Plan account.  Transaction processing may either be curtailed or suspended upon completion of any stock dividend, stock split or corporate action.

18. How will shares held by the Plan Administrator be voted at meetings of stockholders?

If the Participant is a Record Owner, the Participant will receive a proxy card covering both directly held shares and shares held in the Plan. If the Participant is a Beneficial Owner, the Participant will receive a proxy covering shares held in the Plan through his or her broker, bank or other nominee.

If a proxy is returned properly signed and marked for voting, all the shares covered by the proxy will be voted as marked. If a proxy is returned properly signed but no voting instructions are given, all of the Participant’s shares will be voted in accordance with recommendations of our board of directors, unless applicable laws require otherwise. If the proxy is not returned, or if it is returned unexecuted or improperly executed, shares registered in a Participant’s name may be voted only by the Participant in person.

19. Can common stock held in a Plan account be pledged?

No. Participants may not pledge any common stock held in a Plan account.  If a Participant wishes to pledge any common stock held in a Plan account, such shares must first be withdrawn from the Plan in accordance with the procedures described in Questions 13 and 14.

20. What are the responsibilities of us and the Plan Administrator under the Plan?

We and the Plan Administrator will not be liable in administering the Plan for any act done in good faith or required by applicable law or for any good faith omission to act including, without limitation, any claim of liability arising out of failure to terminate a Participant’s account upon his or her death, with respect to the prices at which shares are purchased or sold and/or the times when such purchases or sales are made or with respect to any fluctuation in the market value before or after purchase or sale of shares. Notwithstanding the foregoing, nothing contained in the Plan limits our liability with respect to violations of federal securities laws.

We and the Plan Administrator shall be entitled to rely on completed forms and the proof of due authority to participate in the Plan, without further responsibility of investigation or inquiry.

Neither we nor the Plan Administrator can assure a profit or protect against a loss on the common stock.

21. May the Plan be changed or discontinued?

Yes. We may amend the Plan (including, without limitation, by changing, or adopting new, terms and conditions with the respect to the Plan), or suspend or terminate the Plan, at any time in our sole discretion. Notice will be sent to Participants of any suspension or termination, or of any amendment that alters the Plan terms and conditions, as soon as practicable after such action by us.

We may substitute another administrator or agent in place of the Plan Administrator at any time. Participants will be promptly informed of any such substitution.

22. How is the Plan interpreted?

Any question of interpretation arising under the Plan will be determined by us in our sole discretion and any such determination will be final.

23. Who bears the risk of market fluctuations in the common stock?

The Participant bears the risk of any loss and enjoys the benefits of any gain from market price changes with respect to the common stock in the Participant’s Plan account.

24. What are some of the Participant responsibilities under the Plan?

Shares under the Plan are subject to escheat to the state in which a Participant resides in the event that such shares are deemed, under such state’s laws, to have been abandoned by the Participant. Participants, therefore, should notify the Plan Administrator promptly in writing of any change of address. Account statements and other communications to Participants will be addressed to them at the last address of record provided by Participants to the Plan Administrator.

Participants will not have the right to instruct the Plan Administrator with respect to any common stock or cash held by the Plan Administrator except as and to the extent expressly provided herein.

25. Who should be contacted with questions about the Plan?

All correspondence regarding the Plan should be directed to the Plan Administrator:  American Stock Transfer and Trust Company LLC, Attention: GGP Dividend Reinvestment Plan, Shareholder Services, 6201 15th Avenue, Brooklyn, NY 11219.  Please include your account number and mention GGP and the Plan in all correspondence.